--------------------------------------------------------------------------------


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 30, 2004

IMH ASSETS CORP. (as depositor under a Series 2004-10 Indenture dated as of November 24, 2004, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds, Series 2004-10)

                                IMH Assets Corp.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        California                     333-117817                 33-0705301
----------------------------        -----------------          --------------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)


             1401 Dove Street                                   92660
        Newport Beach, California                          ---------------
      -----------------------------                          (Zip Code)
          (Address of Principal
            Executive Offices)

Registrant's telephone number, including area code, is (949) 475-3600.


--------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
          --------------------------------------------------

                  For a description of the Bonds and the Mortgage Pool, refer to the Indenture.

Item 9.01 Financial Statements and Exhibits.
          ----------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:


                     EXHIBIT NO.             DESCRIPTION
                     -----------             -----------
                     99.1                    Amendment No. 1 dated as of
                                             December 28, 2004 to the Servicing
                                             Agreement, dated as of November 24,
                                             2004, between Impac Funding
                                             Corporation, as Master Servicer,
                                             Impac CMB Trust Series 2004-10, as
                                             Issuer and Deutsche Bank National
                                             Trust Company, as Indenture
                                             Trustee, Collateralized
                                             Asset-Backed Bonds, Series 2004-10.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     IMH ASSETS CORP.



                                     By: /s/ Richard J. Johnson
                                         -----------------------------
                                     Name:   Richard J. Johnson
                                     Title:  Chief Financial Officer


Dated: December 30, 2004

                                  EXHIBIT INDEX


                               Sequentially
Exhibit                        Numbered
Number                         Description
------                         -----------
99.1                           Amendment No. 1 dated as of December 28, 2004 to
                               the Servicing Agreement, dated as of November 24, 2004, between Impac Funding Corporation, as
                               Master Servicer, Impac CMB Trust Series 2004-10, as Issuer and Deutsche Bank National Trust
                               Company, as Indenture Trustee, Collateralized
                               Asset-Backed Bonds, Series 2004-10.